UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2021

Lowell Farms Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56254	NA
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

19 Quail Run Circle, Suite B

Salinas, California 93907

(Address of principal executive offices)

(831) 998-8214

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(f) On June 5, 2021, the Compensation Committee of the Board of Directors approved fiscal year 2020 bonus awards for the executive officers listed in the table below. The amount of the bonus and resulting total compensation for such executive officers are as reflected below.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	Total
Mark Ainsworth (2) Chief Executive Officer	2020	$250,000	$15,000	$38,205	$85,427	$-	$-	$388,632
Jenny Montenegro Chief Operating Officer	2020	$121,875	$15,000	$-	$-	$-	$-	$136,875
Kelly McMillin Chief Compliance Officer	2020	$131,794	$10,000	$-	$10,438	$-	$-	$152,232
Steve Neil Former Chief Financial Officer	2020	$220,833	$16,250	$63,675	$94,519	$-	$-	$395,277

Item 7.01 Regulation FD Disclosure

The slide presentations attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, will be displayed on the website of Lowell Farms Inc. (the “Company”) starting on June 7, 2021 and may be used by the Company in presentations to existing and prospective investors and to analysts on or after June 7, 2021.

The investor presentation has been updated for current financial and operational information. The harvest report reflects the monthly results of flower harvests at each of our greenhouses. The current month’s results are preliminary pending actual results once the drying process has been completed. These preliminary results are adjusted to actual in the following month’s report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
99.1	Investor Presentation
99.2	Harvest Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2021	Lowell Farms Inc.

	By:	/s/ Brian Shure
Name: Brian Shure
Title: Chief Financial Officer